UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2016

COMMERCEHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37840	81-1001640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fuller Road, 6th Floor
Albany, New York 12203
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (518) 810-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 24, 2016, CommerceHub, Inc. (“CommerceHub”) issued a press release, attached hereto as Exhibit 99.1, announcing that it will issue its financial results for the three months ended September 30, 2016 after the market close on Monday, November 7, 2016. On the same day, CommerceHub will host a conference call and webcast to discuss the results at 4:30 p.m., Eastern Time, during which its management team will discuss CommerceHub’s financial performance and strategy, and may discuss future opportunities.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name
99.1	Press Release, dated October 24, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2016

COMMERCEHUB, INC.

By:     _/s/ Douglas Wolfson________________________
Name: Douglas Wolfson
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release, dated October 24, 2016

4